UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2019
(Date of earliest event reported)

CSAIL 2019-C16 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001776086)

Column Financial, Inc.

(Central Index Key Number 0001628601)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333-227081-02	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On June 27, 2019 Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2019-C16 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C16 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $682,179,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), SG Americas Securities, LLC (“SGAS”) and CIBC World Markets Corp. (“CIBC World Markets” and, together with Credit Suisse and SGAS, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated June 18, 2019 among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of June 20, 2019.

On June 27, 2019 the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $682,179,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $4,500,000, were approximately $677,679,000. Of the expenses paid by the Registrant, approximately $848,000 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $835,000 in the form of fees were paid to the Underwriters, approximately $848,000 were paid to or for the Underwriters and $3,652,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 227081) was originally declared effective on December 20, 2018.

On June 27, 2019, the Registrant sold the Class X-D Class D, Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $105,330,331, to Credit Suisse and SGAS (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated June 18, 2019, among the Depositor, Colum Financial, Inc. and the Initial Purchasers. The Private Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 20, 2019 and filed with the Securities and Exchange Commission on June 27, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an

“Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
3 Columbus Circle	4.7	4.2
GNL Industrial Portfolio	4.8	N/A
SWVP Portfolio	4.9	4.3
ExchangeRight Net Leased Portfolio 26	4.10	N/A
787 Eleventh Avenue	4.11	4.4
Darden Headquarters	4.12	4.5
Great Wolf Lodge Southern California	4.13	4.6
Kings Mountain Center	4.14	4.3

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2019-C16 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 18, 2019 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 18, 2019 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and SGFC, (iii) from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement dated as of June 18, 2019 as to which an executed version is attached hereto as Exhibit 99.3, among the Registrant, LCF, Ladder Capital Finance Holdings LLLP (“LCFH”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) and Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”, and collectively with LCFH and LC TRS, the “LC Guarantors”), (iv) from Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement dated as of June 18, 2019 as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant and Starwood and (v) from CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement dated as of June 18, 2019 as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and CIBC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

Credit Risk Retention

Column, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase and retention of the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (collectively, the “HRR Certificates”) by LD II Sub IV, LLC, the “third-party purchaser” (as defined in the Risk Retention Rule).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $42,485,337 (excluding accrued interest), representing approximately 5.02% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $42,317,322, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated June 11, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date; however, with respect to the HRR Certificates and in connection with calculating the fair value set forth above, such valuation was determined based upon a targeted discount yield allocated on a weighted average basis rather than applied on a class-by-class basis.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 18, 2019, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, SG Americas Securities, LLC and CIBC World Markets Corp., as underwriters, and Column Financial, Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2019 by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Benchmark 2019-B10 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	BBCMS 2019-C3 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	SGCMS 2019-787E TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	CSAIL 2019-C15 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	WFCM 2019-C50 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	3 Columbus Circle Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	GNL Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	SWVP Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	ExchangeRight Net Leased Portfolio 26 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	787 Eleventh Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	Darden Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Great Wolf Lodge Southern California Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	Kings Mountain Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, June 27, 2019.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 27, 2019 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 20, 2019, which such certification is dated June 20, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between Societe Generale Financial Corporation, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, among Ladder Capital Finance LLC, as seller, the LC Guarantors and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between Starwood Mortgage Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between CIBC Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 27, 2019	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated June 18, 2019, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, SG Americas Securities, LLC and CIBC World Markets Corp., as underwriters, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2019 by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Benchmark 2019-B10 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	BBCMS 2019-C3 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	SGCMS 2019-787E TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	CSAIL 2019-C15 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	WFCM 2019-C50 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.7	3 Columbus Circle Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	GNL Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	SWVP Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	ExchangeRight Net Leased Portfolio 26 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.11	787 Eleventh Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	Darden Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Great Wolf Lodge Southern California Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Kings Mountain Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 27, 2019.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 27, 2019 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 20, 2019, which such certification is dated June 20, 2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between Societe Generale Financial Corporation, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, among Ladder Capital Finance LLC, as seller, the LC Guarantors and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between Starwood Mortgage Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of June 18, 2019, between CIBC Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)